Financial instruments	6 Months Ended
Dec. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
Financial instruments
Financial instruments

Fair value measurements of financial instruments are presented through the use of a three-level fair value hierarchy that prioritises the valuation techniques used in fair value calculations.

The group maintains policies and procedures to value instruments using the most relevant data available. If multiple inputs that fall into different levels of the hierarchy are used in the valuation of an instrument, the instrument is categorised on the basis of the most subjective input.

Foreign currency forwards and swaps, cross currency swaps and interest rate swaps are valued using discounted cash flow techniques. These techniques incorporate inputs at levels 1 and 2, such as foreign exchange rates and interest rates. These market inputs are used in the discounted cash flow calculation incorporating the instrument’s term, notional amount and discount rate, and taking credit risk into account. As significant inputs to the valuation are observable in active markets, these instruments are categorised as level 2 in the hierarchy.

Other financial liabilities include a put option, which does not have an expiry date, held by Industrias Licoreras de Guatemala (ILG) to sell the remaining 50% equity stake in Rum Creations & Products Inc., the owner of the Zacapa rum brand, to Diageo. The liability is fair valued and as at 31 December 2019 £165 million (30 June 2019 - £174 million) is recognised as a liability with changes in fair value included in retained earnings. As the valuation of this option uses assumptions not observable in the market, it is categorised as level 3 in the hierarchy. As at 31 December 2019 because it is unknown when or if ILG will exercise the option the liability is measured as if the exercise date is on the last day of the current financial year considering forecast future performance.

The option is sensitive to reasonably possible changes in assumptions. If the option were to be exercised as at 30 June 2021, the fair value of the liability would increase by approximately £15 million.

There were no significant changes in the measurement and valuation techniques, or significant transfers between the levels of the financial assets and liabilities in the six month ended 31 December 2019.

The group’s financial assets and liabilities measured at fair value are categorised as follows:

	31 December 2019	30 June 2019	31 December 2018
			(restated(i))
	£ million	£ million	£ million
Derivative assets	379	531	293
Derivative liabilities	(228)	(129)	(145)
Valuation techniques based on observable market input (Level 2)	151	402	148
Financial assets - other	96	86	91
Financial liabilities - other	(386)	(401)	(377)
Valuation techniques based on unobservable market input (Level 3)	(290)	(315)	(286)
(i)    Restated to include contingent consideration of £206 million recognised on acquisitions of businesses in financial liabilities - other.

Lease liabilities were £486 million at 31 December 2019 (30 June 2019 – £128 million prior to the adoption of IFRS 16).

The carrying amount of the group’s financial assets and liabilities are generally the same as their fair value apart from borrowings. At 31 December 2019 the fair value of gross borrowings (excluding finance lease liabilities and the fair value of derivative instruments) was £14,288 million and the carrying value was £13,472 million (30 June 2019 – £13,240 million and £12,555 million, respectively).